UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Holland & Knight

1180 West Peachtree Street, N.W.

Suite 1800

Atlanta, GA 30309

Registrant's telephone number, including area code: (404) 817-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – March 31, 2018

Item 1. Reports to Stockholders.

GRIFFIN
INSTITUTIONAL ACCESS
REAL ESTATE FUND

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND

SEMI-ANNUAL REPORT

March 31, 2018

www.griffincapital.com

Table of Contents

Shareholder Letter	1
Portfolio Update	11
Portfolio of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	32
Additional Information	38
Trustees’ Consideration and Approval of Renewal of Advisory Agreements	39

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) semi-annual report. We greatly appreciate the support of our shareholders, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From inception through March 31, 2018, the Fund's Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 29.08% and 7.04% annualized[1]

●	Sharpe Ratio of 3.08[1]
●	Standard deviation less than that of the Bloomberg Barclays U.S. Aggregate Bond Index[1,2]

●	Alpha of 5.66[1,3]

●	Beta of 0.07 [1,3]

Real estate fundamentals are strong by all pertinent metrics, driven by continued macroeconomic growth. Tax reform should provide enough stimulus to ensure positive economic growth in the short and medium term, thus providing demand side support for commercial real estate. Additionally, the growing costs associated with construction are likely to limit the already tepid growth of supply within our target commercial real estate markets. Together, continued demand and limited supply form the backdrop for net operating income (NOI) growth, a repeated theme within our writings. We remain focused on investment opportunities that will capture this growth, and as such we have deployed capital into supply constrained markets with strong, diversified employment bases. As of April 2, 2018, the Fund was invested in 24 private real estate funds representing $157 billion of gross asset value with 2,284 assets diversified by sector, geography and manager.4

Since inception, the Fund remained overweight to private securities relative to our long-term target allocation. This overweight to private real estate has been a strong contributor to returns since the Fund's inception. Overall, occupancy remains near peak levels and landlords continue to drive rent higher, particularly within the industrial sector. Demand for urban infill industrial assets to satisfy the “last mile” distribution efforts of retailers has continued to grow in response to the adoption and expansion of e-commerce. This trend is by no means new, however, the magnitude of the paradigm shift in buyer preference is significant enough to warrant inclusion in any complete market update. Additionally, strong demand and relatively little new supply has benefited office assets. The number of employees using offices has increased steadily since 2010. Trends such as “free addressing,” in which employees work mostly offsite and take office space on a temporary basis, and telecommuting have done little to disrupt the growing needs of an expanding economy. Retail continues to be a story of “haves and have nots,” with high street retail and super-regional malls positioned to take advantage of consumer preferences for shopping “experiences.” Finally, the multifamily sector continues to deliver consistent results. Higher interest rates coupled with revisions to the deductibility of mortgage interest expenses has helped boost demand for multifamily across all major markets as homeownership is less attractive today.

During the past several months, publicly traded real estate investment trusts (REITs) have sold off significantly as capital has rotated away from more defensive sectors towards more cyclical sectors. During the first quarter of 2018,publicly traded REITs produced a total return of -8.20%.5 Despite the sell-off within the publicly traded REIT sector, the Fund's Class I shares (NASDAQ: GRIFX) were up 42 basis points (bps) over the same period.6 We believe this outcome validates the stability of our public/private strategy during times of volatility. The decline in REIT prices since the beginning of the year was not driven by deterioration in fundamentals. This statement was proven during REIT earnings season as the sector reported strong results which translated into positive performance throughout the beginning of the second quarter.7 Further, spreads and valuations for publicly traded REITs are compelling, with implied cap rates over 100 bps wide of the 1Q18 NCREIF Property Index (NPI)7,8 cap rate. This relative valuation gap indicates that public REITs are undervalued relative to their private peers.

1.	Data source: Morningstar Direct as of 3/31/18. Performance reflects the reinvestment of dividends and other distributions and reflects management fees and other expenses, excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses. Metrics reflect a loadwaived Class A share. Investors of the load-waived Class A share do not pay a front-end sales load. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 8.

2.	The Fund’s standard deviation from inception on 6/30/14 to 3/31/18 was 2.13. The standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index was 2.82 for the same period.

3.	Benchmark S&P 500.

4.	Source: Griffin Capital Advisor, LLC. Fund size based on Gross Asset Value (GAV). Fund holdings as of 4/2/18. Fund holdings are subject to change.

5.	Source: Morningstar Direct as of 3/31/18. FTSE NAREIT U.S. Equity REIT Index is a proxy for publicly traded real estate.

6.	Source: Morningstar Direct as of 3/31/18.

7.	Source: Citi Research, 5/16/18.

8.	Source: NCREIF Property Index (NPI) Trends Report, Q1 2018.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

(Shareholder Letter continued)

During periods of public market dislocations and strong private market returns, we are sometimes asked: Why include public real estate within the portfolio? The answer to this question lies in many years of research regarding the construction of the optimal real estate portfolio. In summary, this research would suggest that the optimal real estate portfolio include on average roughly 70% private real estate and 30% publicly traded real estate. Why does this allocation matter? Whether real estate is held in a publicly traded entity or a private entity the return profiles will be very similar in the long run. However, public and private securities tend to move differently in the short term as market forces (capital flows) can cause prices in the public market to swing above or below the intrinsic value of the assets. This movement can lead to excellent buying (or selling) opportunities when REITs trade below (or above) their net asset value (NAV). Additionally, because publicly traded markets are generally forward looking, and private markets value assets at a spot price, the lead/lag effect between public and private markets tends to deliver a lower portfolio volatility level when these securities are held together. Famed real estate researcher Martha Payton said it best when she referred to publicly traded REITs and private real estate as the “perfect pair.”9 To further articulate the relationship between public and private real estate, market data shows that over the past 15 years a combination of public real estate and private real estate significantly outperformed private real estate alone.10 In fact, a 70/30 blend of public and private real estate generated an almost 80% greater return during the period.10 It should also be noted that the trailing 15-year period contains a variety of market conditions, most importantly the financial crisis.

We are proud of our performance to date. Our Sharpe ratio of 3.08 since inception11 is roughly 3 times the S&P 500. Further, our standard deviation of 2.1312 was less than that of the Bloomberg Barclays Aggregate Bond Index over the same period. As volatility returns to the broad equity markets, we believe it is important to remember the importance of diversification and the role that alternative investments play within a mixed asset portfolio. Market participants rushing to equities in a belief that 2018 would deliver another 20%+ return with historically low levels of volatility have been woefully disappointed so far this year. Those investors, however, who have prudently managed risk exposures, harvested returns, and reallocated appropriately in line with a long-term asset allocation strategy should have been rewarded with lower drawdowns and a smoother return profile. As stated previously, we believe slow growth and low interest rates create an excellent environment for commercial real estate. For the balance of 2018, we look forward to capitalizing on opportunities to generate strong risk-adjusted returns for our shareholders. On behalf of the entire Griffin Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE
Portfolio Manager
Griffin Institutional Access Real Estate Fund

9.	TIAA CREF Global Real Estate Research and Strategy. REITs and Real Estate: Complimentary through the Cycle, Summer 2012.
10.	Data source: Morningstar Direct for the period of 1/1/03 - 9/30/17. “Private Real Estate” is represented by the NCREIF Fund Index - Open End Diversified Core Equity (NFI-ODCE). “Public Real Estate” is the MSCI US REIT Index. Index performance is not representative of Fund performance. Visit www.griffincapital.com for current Fund performance.
11.	Data source: Morningstar Direct. The Fund’s Sharpe ratio from inception on 6/30/14 to 3/31/18 was 3.08. The Sharpe ratio for the S&P 500 was 0.99 for the same period.
12.	Data source: The Fund’s standard deviation from inception on 6/30/14 to 3/31/18 was 2.13. The standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index was 2.82 for the same period.

Past performance is no guarantee of future results. The Fund offers five share classes: GIREX-Class A, GCREX-Class C, GRIFX-Class I, GLREX-Class L, and GMREX-Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

PRIVATE FUND DIVERSIFICATION (unaudited)

The Fund's investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund managers.

OVERALL PORTFOLIO ALLOCATION

SECTOR  DIVERSIFICATION

GEOGRAPHIC DIVERSIFICATION

Allocation, Sector, Geographic Diversification, and holdings are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the diversification by sector and geography of the private fund holdings as of 4/2/18 .. Based on market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

PRIVATE  FUND ALLOCATION (unaudited)

PRIVATE  FUND ALLOCATION

Morgan Stanley Prime Property Fund	13.70%
Clarion Lion Properties Fund	12.28%
Prudential PRISA	10.53%
Clarion Lion Industrial Trust	5.16%
CBRE US Core Partners	4.95%
Oaktree Real Estate Income Fund	4.58%
Hancock U.S. Real Estate Fund	4.39%
Stockbridge Smart Markets Fund	4.07%
Heitman Core Real Estate Debt Income Trust	3.90%
MEPT Edgemoor	3.85%
Guggenheim US Property Fund	3.79%
USAA US Government Building Fund	3.44%
Sentinel Real Estate Fund	3.15%
American Core Realty Fund	3.09%
AEW Core Property Trust	3.05%
PGIM Real Estate U.S. Debt Fund	2.79%
BlackRock US Core Property Fund[13]	2.68%
Heitman America Real Estate Trust	2.38%
UBS Trumbull Property Fund	2.38%
Brookfield Senior Mezzanine Real Estate Finance Fund	1.63%
RREEF America REIT II	1.47%
Trawler Capital Management Commercial Real Estate Credit Fund	1.17%
Barings Core Property Fund[14]	1.01%
MetLife Commercial Mortgage Income Fund	0.56%

13.	Formerly known as BlackRock Granite Property Fund.

14.	Formerly known as the Cornerstone Patriot Fund.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

PRIVATE FUND SUMMARIES (unaudited)

Core Property Trust (“CPT”) is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasize on income, liquidity and strong long term fundamentals. CPT uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.
The American Core Realty Fund (the “Core Fund”) is a diversified open-end commingled fund that invests primarily in high quality core income-producing office, industrial, retail, and multifamily properties. The Core Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/professional human capital.
The Barings Core Property Fund (the “Fund”)[15] is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.
BlackRock US Core Property Fund (the “US Core Property Fund”)[16] is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The US Core Property Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.
Brookfield Senior Mezzanine Real Estate Finance Fund (“The Fund”) is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional collateral commercial real estate properties that generate significant cash flow. The Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
U.S. Core Partners (“CBRE Core Fund”) is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics
Clarion Lion Industrial Trust (the “Fund”) is a private REIT focused on the industrial property sector in North America. The Fund invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
GRE U.S. Property Fund L.P. (“USPF”) is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. USPF employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
The Hancock U.S. Real Estate Fund (the “Fund”) is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Fund will target an allocation of 60% core-plus assets and 40% core investments.
Heitman Core Real Estate Debt Income Trust (the “Fund”) is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. The Fund will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.
Heitman America Real Estate Trust (“HART”) is an open-end core commingled fund. HART’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

15.	Formerly known as the Cornerstone Patriot Fund.

16.	Formerly known as BlackRock Granite Property Fund.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

(Private Fund Summaries continued)

Bentall Kennedy Multi-Employer Property Trust (“MEPT”) Edgemoor is an open-end, core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. MEPT Edgemoor’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. The Fund upholds a strong commitment to the principles of Responsible Property Investing.
MetLife Commercial Mortgage Income Fund (the “Fund”) is a perpetual life, open-end, commercial mortgage debt fund that consists of commercial mortgage loans. The Fund seeks to provide consistent current income, attractive risk-adjusted returns and preservation of principal. The Fund seeks to achieve its investment objective by creating a portfolio of institutional-quality loans originated by MetLife Investment Management Real Estate’s existing platform, using its investment underwriting guidelines and risk management processes and policies and anticipates being broadly diversified by property type, geography, borrower and loan type.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Fund (the “Fund”) is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. The Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
PGIM Real Estate U.S. Debt Fund (the “Fund”) is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. The Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the index – heavily overweight to industrial assets and the West.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
The Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “Smart Markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
Trawler Capital Management Commercial Real Estate Credit Fund (the “Fund”) intends to focus primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund will focus on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
Trumbull Property Fund (the “Fund”) is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. The Fund focuses on top markets for high-quality Core, institutional real estate assets.
USAA US Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

FUND SUB-ADVISERS (unaudited)

Aon Hewitt Investment Consulting

The Fund’s Private Allocation Sub-Adviser, Aon Hewitt Investment Consulting, Inc., an Aon Company, provides investment consulting services to over 480 clients in North America with total client assets worldwide of over $3.5 trillion, including $2.3 trillion in the U.S.17 as of December 31, 2017. Nearly 360 investment consulting professionals in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Adviser, CenterSquare Investment Management, LLC, is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare’s team of REIT experts have been a trusted advisor to endowments, pension plans and corporate clients. The firm currently manages $9.2 billion across a variety of real estate strategies as of March 31, 2018.

Griffin Capital Advisor, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

17. Data as of March 31, 2018.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis point (bps): One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT U.S. Equity REIT Index: is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the NASDAQ National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

NCREIF Fund Index - Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

NCREIF Property Index (NPI): A quarterly, unleveraged composite total return index for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

Net asset value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Net operating income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

RISK DISCLOSURE (unaudited)

Investors in Griffin Institutional Access Real Estate Fund (the “Fund”) should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. Currently, no secondary market exists for the Fund’s shares, and the Fund expects that no secondary market will develop.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

You cannot invest directly in an index. Index performance does not represent actual fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

During the six months ended March 31, 2018, the Fund paid distributions of $53,971,424 to its investors, consisting of distributions of $21,914,529 paid in cash and $32,056,895 that was reinvested through the Fund’s distribution reinvestment program.

During that period, the Fund received cash from dividends and distributions from the Fund’s underlying investments totaling $39,613,774, and from realized gains on its investments totaling $171,207, and paid cash fees and expenses of $22,873,961.

The Fund’s stated investment objective is to generate a return comprised of both income and capital appreciation with moderate volatility and low correlation to the broader markets. Thus, the Fund expects to generate a total return comprised of both dividend income and appreciation less the fees and expenses of the Fund. Since inception, a portion of the Fund’s total return was comprised of unrealized appreciation representing an increase in the value of its underlying securities, which had not been realized through a sale or other capital transaction. Distributions are determined to be economically earned if the total return of the Fund less fees and expenses of the Fund exceeds the distributions paid, and to the extent that the Fund makes distributions in excess of its total return, less fees and expenses of the Fund, the NAV will decline.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | SEMI-ANNUAL REPORT 2018

(Risk Disclosure continued)

The Fund’s most recent annualized distribution rate as of March 31, 2018 was 5.22%. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Griffin Capital website (www.griffincapital.com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.18

PERIOD ENDING	NAV RETURN	TOTAL RETURN	CUMULATIVE TOTAL RETURN
06/30/2014	N/A	N/A	N/A
09/30/2014	0.44%	1.65%	1.65%
12/31/2014	2.11%	3.40%	5.10%
03/31/2015	0.98%	2.28%	7.50%
06/30/2015	-1.24%	0.06%	7.56%
09/30/2015	1.13%	2.47%	10.21%
12/31/2015	1.01%	2.34%	12.79%
03/31/2016	1.00%	2.33%	15.42%
06/30/2016	0.95%	2.28%	18.05%
09/30/2016	-0.04%	1.28%	19.57%
12/30/2016	-0.26%	1.05%	20.83%
03/31/2017	-0.15%	1.17%	22.24%
06/30/2017	0.26%	1.59%	24.18%
09/30/2017	0.00%	1.32%	25.83%
12/31/2017	0.90%	2.23%	28.64%
03/31/2018	-0.97%	0.34%	29.08%

18. Source: Morningstar Direct.

Griffin Institutional Access Real Estate Fund	Portfolio Update

March 31, 2018 (Unaudited)

Performance (for the periods ended March 31, 2018)

	6 Month	1 Year	3 Year	Since Inception	Inception Date	Total Expense Ratio
Griffin Institutional Access Real Estate Fund – A – Without Load	2.01%	5.24%	6.00%	6.96%	6/30/14	2.30%
Griffin Institutional Access Real Estate Fund – A – With Load*	-3.87%	-0.82%	3.93%	5.28%	6/30/14
Griffin Institutional Access Real Estate Fund – C – Without Load	1.61%	4.43%	N/A	5.25%	8/7/15	3.05%
Griffin Institutional Access Real Estate Fund – C – With Load**	0.62%	3.44%	N/A	5.25%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	2.13%	5.51%	N/A	6.30%	8/7/15	2.04%
Griffin Institutional Access Real Estate Fund – M – NAV	1.73%	4.72%	N/A	5.40%	11/16/16	2.73%
Griffin Institutional Access Real Estate Fund – L – Without Load	1.89%	N/A	N/A	4.64%	4/24/17	2.46%
Griffin Institutional Access Real Estate Fund – L – With Load ***	-2.43%	N/A	N/A	0.20%	4/24/17
S&P 500® Total Return Index	5.84%	13.99%	10.78%	10.54%	6/30/14
Bloomberg Barclays U.S. Aggregate Bond Index	-1.08%	1.20%	1.20%	1.91%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.

**	Adjusted for contingent deferred sales charge of 1.00%.

***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The returns shown are net of applicable share class fees.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering cost. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect at least until February 1, 2019, for Class A, C, I, L and M shares, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 2.30%, 3.05%, 2.04%, 2.73% and 2.46% for Class A, Class C, Class I, Class M and Class L, respectively per the Fund’s most recent prospectus. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

Semi-Annual Report | March 31, 2018	11

Griffin Institutional Access Real Estate Fund	Portfolio Update

  March 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2018)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Private Investment Funds	85.31%
Publicly Traded Securities	17.96%
Other	-3.27%
TOTALS	100.00%

Portfolio Composition (as a % of Net Assets)*

Private Investment Funds	103.27%
Liabilities in Excess of Other Assets	-3.27%
TOTALS	100.00%

*	Holdings are subject to change. Tables present indicative values only.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

March 31, 2018 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (103.27%)

Private Investment Funds (85.31%)*(a)
AEW Core Property Trust	54,208	$54,065,862
American Core Realty Fund, LP	445	54,942,151
Barings Core Property Fund, LP	139,016	17,813,752
BlackRock US Core Property Fund	N/A	47,754,007
Brookfield Senior Mezzanine Real Estate Finance Fund	29,037	29,270,277
CBRE U.S. Core Partners, LP	64,159,263	88,600,722
Clarion Lion Industrial Trust	54,291	93,507,695
Clarion Lion Properties Fund, LP	168,859	244,309,921
GRE U.S. Property Fund L.P.	N/A	74,917,397
Hancock U.S. Real Estate Fund L.P.	65,096	78,814,713
Heitman America Real Estate Trust, L.P.	34,986	42,436,686
Heitman Core Real Estate Debt Income Trust, L.P.	68,323	69,920,532
MEPT Edgemoor LP	37,398	75,827,119
MetLife Commercial Mortgage Income Fund, LP	9,816	10,030,573
Morgan Stanley Prime Property Fund	13,432	246,315,001
Oaktree Real Estate Income Fund, L.P.	N/A	80,202,470
PGIM Real Estate US Debt Fund L.P.	23,639	24,587,292
PRISA LP	120,348	188,304,480
RREEF America REIT II, Inc.	216,968	26,151,173
Sentinel Real Estate Fund, LP	766	65,946,786
Stockbridge Smart Markets Fund	47,709	72,256,955
TCM CRE Credit Fund LP	20,972	20,991,285
UBS Trumbull Property Fund	5,480	60,488,596
USAA US Government Building Fund LLC	N/A	61,360,858
		1,828,816,303

Publicly Traded Securities (17.96%)
Alexandria Real Estate Equities, Inc.(a)	85,260	10,648,121
American Homes 4 Rent, Class A(a)	459,160	9,219,933
Americold Realty Trust(a)	155,680	2,970,374
AvalonBay Communities, Inc.(a)	121,360	19,958,866
Boston Properties, Inc.(a)	115,940	14,286,127
Camden Property Trust(a)	114,730	9,657,971
Chesapeake Lodging Trust(a)	141,190	3,926,494
Corporate Office Properties Trust(a)	163,190	4,215,198
Cousins Properties, Inc.(a)	534,760	4,641,717
CubeSmart(a)	346,640	9,775,248
CyrusOne, Inc.(a)	183,649	9,404,665
DCT Industrial Trust, Inc.(a)	81,120	4,570,301
DDR Corp.(a)	175,670	1,287,661
Digital Realty Trust, Inc.(a)	26,660	2,809,431
Duke Realty Corp.(a)	369,350	9,780,388
Equinix, Inc.(a)	51,000	21,325,140
Equity Residential(a)	49,820	3,069,908
Essex Property Trust, Inc.(a)	19,740	4,751,023
Extra Space Storage, Inc.(a)	77,440	6,765,158
Federal Realty Investment Trust(a)	33,080	3,840,919
Forest City Realty Trust, Inc., Class A(a)	267,120	5,411,851
General Growth Properties, Inc.(a)	359,710	7,359,667
HCP, Inc.(a)	427,390	9,928,270
Healthcare Trust of America, Inc., Class A(a)	427,130	11,297,589

Semi-Annual Report | March 31, 2018	13

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

March 31, 2018 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Highwoods Properties, Inc.(a)	150,030	$6,574,315
Hilton Worldwide Holdings, Inc.(a)	71,090	5,599,048
Host Hotels & Resorts, Inc.(a)	100,510	1,873,506
Hudson Pacific Properties, Inc.(a)	178,030	5,791,316
Invitation Homes, Inc.(a)	353,341	8,066,775
Iron Mountain, Inc.(a)	306,180	10,061,075
Kilroy Realty Corp.(a)	151,240	10,731,990
Kimco Realty Corp.(a)	220,230	3,171,312
LaSalle Hotel Properties(a)	118,750	3,444,938
Liberty Property Trust	97,270	3,864,537
Mack-Cali Realty Corp.(a)	306,800	5,126,628
Park Hotels & Resorts, Inc.(a)	266,880	7,211,098
Prologis, Inc.(a)	334,570	21,074,564
Public Storage(a)	23,640	4,737,220
Realty Income Corp.(a)	119,310	6,171,906
Regency Centers Corp.(a)	128,490	7,578,340
Simon Property Group, Inc.(a)	158,340	24,439,779
STAG Industrial, Inc.(a)	213,260	5,101,179
STORE Capital Corp.(a)	181,940	4,515,751
Sun Communities, Inc.(a)	98,770	9,024,615
Sunstone Hotel Investors, Inc.(a)	317,270	4,828,849
Taubman Centers, Inc.(a)	40,330	2,295,180
UDR, Inc.(a)	247,440	8,813,813
Ventas, Inc.(a)	116,030	5,746,966
VEREIT, Inc.(a)	976,170	6,794,143
Vici Properties Inc(a)	200,370	3,670,778
Weingarten Realty Investors(a)	208,120	5,844,010
Welltower Inc(a)	35,760	1,946,417
		385,002,068
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,098,490,674)		2,213,818,371

TOTAL INVESTMENTS (103.27%) (Cost $2,098,490,674)		$2,213,818,371

Liabilities in Excess of Other Assets (-3.27%)		(70,104,959)
NET ASSETS (100.00%)		$2,143,713,412

(a)	A portion of these securities is held as collateral for the outstanding Line(s) of Credit. At March 31, 2018, outstanding collateral amounted to $2,137,801,265.

Common Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnerships

REIT - Real Estate Investment Trust

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

March 31, 2018 (Unaudited)

*	Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2018
$54,065,862	AEW Core Property Trust	Quarterly	45	$0
54,942,151	American Core Realty Fund, LP	Quarterly	10	0
17,813,752	Barings Core Property Fund, LP	Quarterly	30	0
47,754,007	BlackRock US Core Property Fund	Quarterly	60	0
29,270,277	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	45,848,910
88,600,722	CBRE U.S. Core Partners, LP	Quarterly	60	0
93,507,695	Clarion Lion Industrial Trust	Quarterly	90	0
244,309,921	Clarion Lion Properties Fund, LP	Quarterly	90	0
74,917,397	GRE U.S. Property Fund L.P.	Quarterly	90	0
78,814,713	Hancock U.S. Real Estate Fund L.P.	Quarterly	60	11,700,000
42,436,686	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
69,920,532	Heitman Core Real Estate Debt Income Trust, L.P.	Quarterly	90	65,473,972
75,827,119	MEPT Edgemoor LP	Quarterly	N/A**	0
10,030,573	MetLife Commercial Mortgage Income Fund, LP	Quarterly	90	0
246,315,001	Morgan Stanley Prime Property Fund	Quarterly	90	0
80,202,470	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	3,000,000
24,587,292	PGIM Real Estate US Debt Fund L.P.	Quarterly	90	25,388,536
188,304,480	PRISA LP	Quarterly	90	0
26,151,173	RREEF America REIT II, Inc.	Quarterly	45	3,750,000
65,946,786	Sentinel Real Estate Fund, LP	Quarterly	N/A**	0
72,256,955	Stockbridge Smart Markets Fund	Quarterly	45	0
20,991,285	TCM CRE Credit Fund LP	Quarterly	90	54,017,500
60,488,596	UBS Trumbull Property Fund	Quarterly	60	0
61,360,858	USAA US Government Building Fund LLC	Quarterly	60	0

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	15

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

March 31, 2018 (Unaudited)

ASSETS
Investments, at value (Cost $2,098,490,674)	$2,213,818,371
Cash	36,536,163
Receivable for investments sold	4,260,181
Receivable for shares sold	7,040,714
Dividends and interest receivable	13,684,180
Prepaid expenses and other assets	338,316
Total Assets	2,275,677,925
LIABILITIES
Payable for investments purchased	6,607,604
Shareholder servicing fees payable (Note 3)	387,274
Lines of credit payable (Note 6)	120,000,000
Lines of credit interest payable (Note 6)	231,142
Investment advisory fees payable (Note 3)	3,039,550
Administration fees payable (Note 3)	69,031
Transfer agency fees payable (Note 3)	138,247
Distribution fees payable (Note 3)	421,381
Chief compliance officer fees payable (Note 3)	12,337
Trustees' fees payable (Note 3)	2,621
Legal fees payable	14,931
Audit and tax fees payable	10,221
Custody fees payable	23,742
Accrued expenses and other liabilities	1,006,432
Total Liabilities	131,964,513
NET ASSETS	$2,143,713,412
NET ASSETS CONSIST OF
Paid-in capital	$2,044,270,247
Accumulated net investment loss	(56,259,099)
Accumulated net realized gain	40,374,567
Net unrealized appreciation	115,327,697
NET ASSETS	$2,143,713,412
PRICING OF SHARES
Class A:
Net asset value	$26.48
Net assets	$658,542,126
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	24,870,844
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$28.10
Class C:
Net asset value and offering	$25.97
Net assets	$447,580,404
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	17,232,146
Class I:
Net asset value and offering	$26.66
Net assets	$782,580,033
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	29,356,629
Class M:
Net asset value and offering	$26.30
Net assets	$225,056,934
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,557,392
Class L:(a)
Net asset value	$26.44
Net assets	$29,953,915
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,132,942
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$27.61

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME
Dividend income	$39,613,774
Total Investment Income	39,613,774

EXPENSES
Investment advisory fees (Note 3)	14,964,594
Administrative fees (Note 3)	382,586
Transfer Agency fees (Note 3)	476,730
Expense recoupment due to Adviser	370,764
Shareholder servicing fees:
Class A	814,692
Class C	558,169
Class L(a)	27,201
Distribution fees:
Class C	1,674,508
Class M	622,616
Class L(a)	27,201
Legal fees	119,466
Audit and tax fees	10,221
Reports to shareholders and printing fees	45,303
SEC registration fees	54,746
State registration fees	126,584
Insurance fees	67,775
Custody fees	40,132
Chief compliance officer fees (Note 3)	48,751
Interest expense (Note 6)	2,586,368
Trustees' fees (Note 3)	84,862
Other expenses	8,042
Total Expenses	23,111,311
Less: Fees waived/expenses reimbursed by Adviser (Note 3)	(237,350)
Net Expenses	22,873,961
Net Investment Income	16,739,813
Net realized gain on investments	171,207
Net change in unrealized appreciation on investments	20,638,819
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	20,810,026
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,549,839

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	17

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
OPERATIONS:
Net investment income	$16,739,813	$14,259,928
Net realized gain on investments	171,207	19,838,311
Net change in unrealized appreciation on investments	20,638,819	48,464,249
Net Increase in Net Assets Resulting from Operations	37,549,839	82,562,488
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,136,680)	–
From net realized gain on investments	–	(6,848,613)
From return of capital	–	(25,210,604)
Class C
From net investment income	(11,736,172)	–
From net realized gain on investments	–	(4,475,890)
From return of capital	–	(16,476,313)
Class I
From net investment income	(19,412,666)	–
From net realized gain on investments	–	(5,971,437)
From return of capital	–	(21,981,611)
Class M
From net investment income	(5,023,622)	–
From net realized gain on investments	–	(530,084)
From return of capital	–	(1,951,307)
Class L(a)
From net investment income	(662,284)	–
From net realized gain on investments	–	(37,171)
From return of capital	–	(136,832)
Total Distributions to Shareholders	(53,971,424)	(83,619,862)

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	$93,073,607	$190,098,368
Distributions reinvested	9,816,492	18,693,887
Shares redeemed	(62,327,505)	(79,904,929)
Shares transferred out	(17,014,657)	–
Class C
Shares sold	39,210,113	162,942,200
Distributions reinvested	7,009,601	12,883,938
Shares redeemed	(38,506,829)	(30,405,914)
Shares transferred out	(643,029)	–
Class I
Shares sold	154,366,340	349,727,528
Distributions reinvested	10,573,089	16,495,478
Shares redeemed	(53,224,613)	(63,786,421)
Shares transferred in	17,613,836	–
Class M
Shares sold	106,967,637	115,309,100
Distributions reinvested	4,209,818	2,149,790
Shares redeemed	(875,449)	(51,485)
Shares transferred in	51,101	–
Class L(a)
Shares sold	16,032,037	13,746,285
Distributions reinvested	447,895	127,969
Shares redeemed	(81,414)	(642)
Shares transferred out	(7,250)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	286,690,820	708,025,152

Net increase in net assets	270,269,235	706,967,778

NET ASSETS:
Beginning of period	1,873,444,177	1,166,476,399
End of period *	$2,143,713,412	$1,873,444,177
*Including accumulated net investment loss of:	$(56,259,099)	$(19,027,488)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	19

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	23,993,905	19,159,502
Shares sold	3,478,810	7,129,758
Distributions reinvested	370,404	705,540
Shares redeemed	(2,332,528)	(3,000,895)
Shares transferred out	(639,747)	–
Net increase in shares outstanding	876,939	4,834,402
Ending shares	24,870,844	23,993,905
Class C
Beginning shares	16,965,585	11,443,448
Shares sold	1,490,733	6,182,708
Distributions reinvested	269,372	492,485
Shares redeemed	(1,469,003)	(1,153,056)
Shares transferred out	(24,541)	–
Net increase in shares outstanding	266,561	5,522,137
Ending shares	17,232,146	16,965,585
Class I
Beginning shares	24,552,452	13,251,197
Shares sold	5,731,526	13,067,182
Distributions reinvested	396,514	619,692
Shares redeemed	(1,981,845)	(2,385,619)
Shares transferred in	657,982	–
Net increase in shares outstanding	4,804,177	11,301,255
Ending shares	29,356,629	24,552,452
Class M
Beginning shares	4,409,450	–
Shares sold	4,019,119	4,330,031
Distributions reinvested	160,029	81,351
Shares redeemed	(33,141)	(1,932)
Shares transferred in	1,935	–
Net increase in shares outstanding	4,147,942	4,409,450
Ending shares	8,557,392	4,409,450
Class L(a)
Beginning shares	519,193	–
Shares sold	600,127	514,387
Distributions reinvested	16,942	4,830
Shares redeemed	(3,045)	(24)
Shares transferred out	(275)	–
Net increase in shares outstanding	613,749	519,193
Ending shares	1,132,942	519,193

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Period Ended March 31, 2018 (Unaudited)
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$37,549,839
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(502,388,120)
Proceeds from sales	178,992,308
Net realized gain on investments	(155,268)
Net change in unrealized appreciation on investments	(20,638,819)
(Increase)/Decrease in assets:
Dividends receivable	(2,600,761)
Prepaid expenses and other assets	(120,387)
Increase/(Decrease) in liabilities:
Lines of credit interest payable	84,290
Shareholder servicing fees payable	14,790
Transfer agency fees payable	(51,161)
Investment advisory fees payable	889,157
Distribution fees payable	25,611
Administration fees payable	7,482
Custody fees payable	23,742
Trustees' fees payable	1,509
Chief compliance officer fees payable	5,266
Legal fees payable	(54,040)
Audit fees payable	(10,279)
Accrued expenses and other liabilities	(114,566)
Net cash used in operating activities	(308,539,407)

Cash Flows from Financing Activities:
Cash provided by lines of credit	50,500,000
Proceeds from shares sold	412,880,389
Payment on shares redeemed	(155,015,810)
Cash distributions paid	(21,914,529)
Net cash provided by financing activities	286,450,050

Net decrease in cash & cash equivalents	(22,089,357)
Cash & cash equivalents, beginning of period	58,625,520
Cash & cash equivalents, end of period	$36,536,163

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$32,056,895
Cash paid for interest on lines of credit during the period was:	$2,502,078

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	21

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$26.65		$26.63	$25.97	$25.31	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.24		0.28	0.24	0.09	0.01
Net realized and unrealized gain	0.29		1.14	1.81	1.90	0.60
Total from investment operations	0.53		1.42	2.05	1.99	0.61

DISTRIBUTIONS:
From net investment income	(0.70)		–	(0.02)	–	–
From net realized gain on investments	–		(0.30)	(0.32)	(0.32)	(0.01)
Return of capital	–		(1.10)	(1.05)	(1.01)	(0.29)
Total distributions(c)(d)	(0.70)		(1.40)	(1.39)	(1.33)	(0.30)

Net increase/(decrease) in net asset value	(0.17)		0.02	0.66	0.66	0.31
Net asset value, end of period	$26.48		$26.65	$26.63	$25.97	$25.31
TOTAL RETURN(e)	2.01%		5.47%	8.07%	8.03%	2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$658,542		$639,448	$510,251	$130,847	$35,845
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.19	%(g)	2.29%	2.41%	2.82%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.17	%(g)	2.23%	2.23%	1.94%	N/A
Ratio of net investment income to average net assets(f)(h)	1.79	%(g)	1.06%	0.92%	0.35%	N/A

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.93	%(g)	1.97%	2.09%	2.79%	6.77	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.91	%(g)	1.91%	1.91%	1.91%	1.91	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	2.03	%(g)	1.31%	1.05%	0.38%	0.15	%(g)
Portfolio turnover rate(i)	9%		11%	8%	29%	7%

(a)	The Fund's Class A shares commenced operations on June 30, 2014.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“ NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(g)	Annualized.

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	23

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.24		$26.42	$25.95	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.14		0.08	0.04	0.00	(c)
Net realized and unrealized gain	0.28		1.12	1.82	0.09
Total from investment operations	0.42		1.20	1.86	0.09

DISTRIBUTIONS:
From net investment income	(0.69)		–	(0.03)	–
From net realized gain on investments	–		(0.30)	(0.32)	–
Return of capital	–		(1.08)	(1.04)	(0.34)
Total distributions(d)(e)	(0.69)		(1.38)	(1.39)	(0.34)

Net increase/(decrease) in net asset value	(0.27)		(0.18)	0.47	(0.25)
Net asset value, end of period	$25.97		$26.24	$26.42	$25.95
TOTAL RETURN(f)	1.61%		4.68%	7.30%	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$447,580		$445,191	$302,319	$13,547
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)	2.94	%(h)	3.04%	3.18%	3.32	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.92	%(h)	2.98%	2.98%	2.69	%(h)
Ratio of net investment income to average net assets(g)(i)	1.04	%(h)	0.30%	0.17%	0.00	%(h)(j)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)	2.68	%(h)	2.72%	2.86%	3.29	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.66	%(h)	2.66%	2.66%	2.66	%(h)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)(i)	1.28	%(h)	0.56%	0.29%	0.03	%(h)
Portfolio turnover rate(k)	9%		11%	8%	29%

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(h)	Annualized.
(i)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(j)	Less than 0.005%.
(k)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	25

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.80		$26.71	$25.98	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.28		0.35	0.31	0.03
Net realized and unrealized gain	0.29		1.15	1.82	0.09
Total from investment operations	0.57		1.50	2.13	0.12

DISTRIBUTIONS:
From net investment income	(0.71)		–	(0.03)	–
From net realized gain on investments	–		(0.30)	(0.32)	–
Return of capital	–		(1.11)	(1.05)	(0.34)
Total distributions(c)(d)	(0.71)		(1.41)	(1.40)	(0.34)

Net increase/(decrease) in net asset value	(0.14)		0.09	0.73	(0.22)
Net asset value, end of period	$26.66		$26.80	$26.71	$25.98
TOTAL RETURN(e)	2.13%		5.75%	8.35%	0.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$782,580		$657,954	$353,907	$74,095
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.94	%(g)	2.04%	2.17%	2.20	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.92	%(g)	1.97%	1.98%	1.69	%(g)
Ratio of net investment income to average net assets(f)(h)	2.05	%(g)	1.31%	1.16%	0.71	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.68	%(g)	1.73%	1.85%	2.17	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.66	%(g)	1.66%	1.66%	1.66	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	2.29	%(g)	1.55%	1.30%	0.74	%(g)
Portfolio turnover rate(i)	9%		11%	8%	29%

(a)	The Fund's Class I shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	27

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$26.54		$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18		0.13
Net realized and unrealized gain	0.28		1.33
Total from investment operations	0.46		1.46

DISTRIBUTIONS:
From net investment income	(0.70)		–
From net realized gain on investments	–		(0.30)
Return of capital	–		(1.10)
Total distributions(c)(d)	(0.70)		(1.40)

Net increase/(decrease) in net asset value	(0.24)		0.06
Net asset value, end of period	$26.30		$26.54
TOTAL RETURN(e)	1.73%		5.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$225,057		$117,018
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.69	%(g)	2.71	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.67	%(g)	2.66	%(g)
Ratio of net investment income to average net assets(f)(h)	1.36	%(g)	0.57	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.42	%(g)	2.46	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.40	%(g)	2.41	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	1.61	%(g)	0.77	%(g)
Portfolio turnover rate(i)	9%		11%

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

See Notes to Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	29

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$26.64		$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.22		0.12
Net realized and unrealized gain	0.28		0.59
Total from investment operations	0.50		0.71

DISTRIBUTIONS:
From net investment income	(0.70)		–
From net realized gain on investments	–		(0.15)
Return of capital	–		(0.55)
Total distributions(c)(d)	(0.70)		(0.70)

Net increase/(decrease) in net asset value	(0.20)		0.01
Net asset value, end of period	$26.44		$26.64
TOTAL RETURN(e)	1.89%		2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$29,954		$13,833
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.43	%(g)	2.44	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.41	%(g)	2.39	%(g)
Ratio of net investment income to average net assets(f)(h)	1.63	%(g)	1.05	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.16	%(g)	2.21	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.14	%(g)	2.16	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	1.88	%(g)	1.23	%(g)
Portfolio turnover rate(i)	9%		11%

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“ NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

See Notes to Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	31

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. The Sales load payable by each investor depends on the amount invested by such investor in the Fund. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange or market on which they are traded, on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price for securities held long and the last ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange-traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Valuation of Private Equity REITS – The Fund may invest a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that portfolio holdings of the Private Investment Funds could be available on no more than a quarterly basis. For non-calendar quarter-end days, the Fair Value Pricing Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund by the change in a proprietary benchmark that the Fair Value Pricing Committee has deemed to be representative of the entire Private Investment Fund market. In the event that a price is not provided by the Private REIT, the fair valuation procedures will be followed. As of March 31, 2018, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value for the period ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$1,828,816,303
Publicly Traded Securities	385,002,068	–	–	385,002,068
Total	$385,002,068	$–	$–	$2,213,818,371

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2018	33

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

There were no transfers between Levels 1, 2 and 3 for the six months ended March 31, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

For the six months ended March 31, 2018, the Fund did not use unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date.

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Industry Concentration – If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2018, the Fund had 103.27% of the value of its net assets invested within the Real Estate industry.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2017 returns or expected to be taken in the Fund’s 2018 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will be in effect until at least February 1, 2019 and can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded.

During the six months ended March 31, 2018, the fees waived/reimbursed and recoupment of previously waived fees under the Expense Limitation Agreement were as follows:

	Fees Waived/ Reimbursed By Advisor	Recoupment of Previously Waived Fees By Advisor
Griffin Institutional Access Real Estate Fund	$(237,350)	$370,764

As of March 31, 2018, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires September 30, 2018	Expires September 30, 2019	Expires September 30, 2020	Expires September 30, 2021(a)
Griffin Institutional Access Real Estate Fund	$236,759	$1,040,196	$986,733	$218,605

(a)	For fees waived/reimbursed during the six months ended March 31, 2018.

Sub-advisory services were provided to the Fund pursuant to agreements between the Adviser and both Aon Hewitt Investment Consulting, Inc. and CenterSquare Investment Management LLC. (the “Sub-Advisers”). Under the terms of the sub-advisory agreements, the Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent

DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services

Ryan DelGiudice serves as the Chief Compliance Officer to the Fund. Cipperman Compliance Services, LLC provides various compliance services to the Fund pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a quarterly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L, payable on a quarterly basis. For the six months ended March 31, 2018, Class C, Class M and Class L shares incurred distribution fees of $1,674,508, $622,616 and $27,201, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the six months ended March 31, 2018, Class A, Class C and Class L shares incurred shareholder servicing fees of $814,692, $558,169 and $27,201, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

Semi-Annual Report | March 31, 2018	35

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Officer and Trustee Compensation

Effective October 1, 2016, each Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $50,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per non-interested Trustee for each special telephonic meeting (exclusive of one special telephonic meeting per year and any telephonic meeting to review the agenda of any upcoming meeting of the Board). The chairperson of the Audit Committee receives an additional annual retainer of $10,000. None of the Fund’s executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2018, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Real Estate Fund	$507,311,915	$183,252,489

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of March 31, 2018.

The tax character of distributions paid for the year ended September 30, 2017 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2017	$1,146,088	$16,717,107	$65,756,667

As of March 31, 2018, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Real Estate Fund	$193,810,205	$(39,315,046)	$154,495,159	$2,059,323,212

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

The Fund elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $19,027,488.

6. LINE OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse First Boston Ltd. (“Credit Suisse”) (collectively the “Banks”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the six months ended March 31, 2018, the Fund incurred $1,227,411 of interest expense related to the BNP borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the six months ended March 31, 2018, were $89,735,788 and 2.59%, respectively. The largest outstanding borrowing during the six months ended March 31, 2018, relating to BNP was $135,644,585. As of March 31, 2018, the Fund had $90,000,000 of outstanding borrowings relating to BNP.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Borrowings under the Credit Suisse arrangement bear interest at the 3 month LIBOR plus 235 basis points at the time of borrowing. During the six months ended March 31, 2018, the Fund incurred $641,731 of interest expense related to the Credit Suisse borrowings. As of March 31, 2018, the unused amount under the Credit Suisse arrangement incurs a fee equal to 77.5 basis points. During the six months ended March 31, 2018, the Fund incurred total unused fees of $717,226 which is included in interest expense. Average borrowings and the average interest rate for the days the Credit Suisse line of credit was outstanding during the six months ended March 31, 2018, were $30,241,758 and 3.96%, respectively. The largest outstanding borrowing during the six months ended March 31, 2018, relating to Credit Suisse was $100,000,000. As of March 31, 2018, the Fund had $30,000,000 of outstanding borrowings and $170,000,000 unused outstanding relating to Credit Suisse.

As collateral for the lines of credit, the Fund grants the Banks a first position security interest in and lien on securities of any kind or description held by the Fund in the collateral accounts. As of March 31, 2018, the Fund had $2,137,801,265 of the private and public securities pledged as collateral for its lines of credit.

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the six months ended March 31, 2018, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 28, 2017	December 27, 2017
Repurchase Request Deadline	November 6, 2017	February 5, 2018
Repurchase Pricing Date	November 6, 2017	February 5, 2018
Amount Repurchased	$80,026,748	$74,989,061
Shares Repurchased	2,982,437	2,837,124

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on May 2, 2018, which resulted in 2,708,458 of Fund shares being repurchased for $72,137,891.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2018	37

Griffin Institutional Access Real Estate Fund	Additional Information

March 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Renewal of Advisory Agreements

March 31, 2018 (Unaudited)

Trustees Consideration and Approval of Sub-Advisory Agreement with CenterSquare

CenterSquare Investment Management, Inc. (“CSIM”) provides advisory services to the Fund by managing the portion of the Fund’s assets allocated to public real estate related securities. CSIM had provided the services pursuant to an investment sub-advisory agreement (“Current Agreement”) last approved by the Board of Trustees (“Board” or “Trustees”) of the Fund at an in-person meeting that had occurred on May 22, 2017. In anticipation of a change of control of CSIM whereby CSIM would be reorganized (the “Transaction”) as CenterSquare Investment Management LLC (“CenterSquare”), at an in-person meeting of the Fund’s Board on November 10, 2017, the Trustees approved a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) with CenterSquare for a two-year term, subject to shareholder approval, to take effect when approval of the New Sub-Advisory Agreement by Fund shareholders was received. In addition, the Board also approved an interim investment sub-advisory agreement (“Interim Agreement”) with CenterSquare to allow CenterSquare to provide sub-advisory services upon the termination of the Current Agreement for a period of up to 150 days or until shareholder approval of the New Sub-Advisory Agreement was received.

In considering whether to approve the New Sub-Advisory Agreement and Interim Agreement, the Trustees reviewed and considered the information received from Centersquare that they deemed reasonably necessary, including information received on the Transaction and the following material factors: (i) the nature, extent and quality of the services provided by CenterSquare and the personnel providing those services; (ii) the investment performance of the Fund and CSIM, as CenterSquare’s predecessor; (iii) the costs of the services provided; (iv) profits realized by CenterSquare and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale could be realized as the Fund grows by CenterSquare and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The nature, extent, and quality of the services to be provided by CenterSquare. The Board considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by CenterSquare under the Interim Agreement and the New Sub-Advisory Agreement are expected to be the same as under the Current Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of CenterSquare under the Interim Agreement and the New Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that CenterSquare assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare seeks to invest the Fund’s assets across a diversified set of public real estate securities. The Board concluded that the Fund will continue to benefit from the quality and experience of CenterSquare’s investment professionals that will continue to provide services to the Fund after the Transaction as employees of CenterSquare. The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). The Trustees also evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. After reviewing the foregoing information and further information in the Memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

The investment performance of the Fund and CSIM, as CenterSquare’s predecessor. The Trustees discussed the performance of the public investments portion of the Fund, noting that the public sleeve had recently suffered from significant market volatility, but that CSIM appeared to have invested in a portfolio that was focused on and would provide strong longer term returns. The Board considered how the Fund had performed relative to its peers and benchmark index since inception and over the 1 and 3 year periods ended 9/30/17. The Board noted the Adviser’s confidence in the ability of CenterSquare to provide the Fund strong returns over the long term. After discussion of this performance and related matters, the Board concluded that the investment performance of CSIM was satisfactory.

The costs of the services to be provided by CenterSquare. The Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance programs, policies, and procedures; the financial condition of CenterSquare; the level of commitment to the Fund and CenterSquare by the principals of CenterSquare; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of CenterSquare and discussed the financial stability and profitability of the firm. The Trustees also considered potential benefits for CenterSquare in managing the Fund, including promotion of CenterSquare name, the ability for CenterSquare to place small accounts into the Fund, and the potential for CenterSquare to generate soft dollars from Fund trades that may benefit CenterSquare’s other clients. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services and noted that CenterSquare’s fee, as part of the Adviser’s fee, was similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were not unreasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Semi-Annual Report | March 31, 2018	39

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Renewal of Advisory Agreements

March 31, 2018 (Unaudited)

The profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees reviewed CenterSquare’s profitability analysis in connection with its management of the Fund, and noted that CenterSquare expected to earn what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that CenterSquare’s profitability was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fees contained break points, under which the Adviser pays CenterSquare lower fees as a percentage of assets at higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were not unreasonable in relation to the nature and quality of the services provided by CenterSquare.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and Interim Agreement with CenterSquare.

40	1.888.926.2688 | www.griffincapital.com

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Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

© 2018 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000708 | Exp. 05.30.2019

GX-IU4279(0518)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	June 6, 2018

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	June 6, 2018